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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 22, 1998, appearing on page F-2 of Oryx Technology Corp.'s Annual Report on Form 10-KSB for the year ended February 28, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP
--------------------------------
PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 28, 1998


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